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                                                                Exhibit 10.16

                               FIRST AMENDMENT TO
                  THIRD AMENDED AND RESTATED VOTING AGREEMENT

         This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED VOTING AGREEMENT is dated as of June __, 1997 (the "Amendment"), and is entered into by and among CITADEL COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company"), ABRY BROADCAST PARTNERS II, L.P., a Delaware limited partnership ("ABRY"), BAKER FENTRESS & COMPANY, a Delaware corporation ("BFC"), FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), OPPENHEIMER & CO., INC., a Delaware corporation ("Oppenheimer"), THE ENDEAVOUR CAPITAL FUND LIMITED PARTNERSHIP, an Oregon limited partnership ("Endeavour"), JOSEPH P. TENNANT, THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94, BABSON CAPITAL PARTNERS LIMITED PARTNERSHIP, an Oregon limited partnership; TAL JOHNSON, EDWARD T. HARDY, and RALPH W. MCKEE (collectively, the "Endeavour Co-Investors") and LAWRENCE R. WILSON ("LRW") and CLAIRE WILSON.

                                    RECITALS

         A. As of March 17, 1997, the parties to this Amendment and certain other persons entered into a Third Amended and Restated Voting Agreement (the "Voting Agreement"). Each capitalized term which is used and not otherwise defined in this Amendment and which is defined in the Voting Agreement has the meaning which the Voting Agreement assigns to that term.

         B. In connection with the anticipated offering and issuance by the Company's wholly-owned subsidiary, Citadel Broadcasting Company, of certain exchangeable preferred stock, the parties to this Amendment have agreed to make certain changes to the terms of the Voting Agreement.

         ACCORDINGLY, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

         1. AMENDMENTS.

              1.1 Section 1 of the Voting Agreement is amended by adding thereto the following defined terms and accompanying definitions:

                  "Citadel Broadcasting" means Citadel Broadcasting Company, a Nevada corporation.

                  "Exchangeable Preferred Stock" means certain exchangeable preferred stock of Citadel Broadcasting, as described in a certain "re-herring" Offering Memorandum dated June 11, 1997.

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              1.2 Section 2.1(c) of the Voting Agreement is hereby amended and restated in its entirety as follows:

              (c) the composition of the board of directors of each of the Company's subsidiaries (a "Sub Board") will be the same as that of the Board provided that, in addition to the individuals who are then members of the Board, from time to time as may be required by the articles or certificate of incorporation of Citadel Broadcasting the members of the board of directors of Citadel Broadcasting will also include up to two individuals elected by the holders of Exchangeable Preferred Stock as provided in such articles or certificate of incorporation);

         2. EFFECTIVENESS; CERTIFICATIONS. This Amendment shall be effective when it has been executed and delivered by each of the Company, ABRY, BFC, Endeavour and LRW. As a material inducement to each of the other parties hereto to execute and deliver this Amendment: (a) ABRY certifies that it is the beneficial owner of a majority of the Voting Trust Underlying Common Stock; (b) BFC certifies that it is the holder of a majority of the BFC Underlying Common Stock; and (c) Endeavour certifies that it is the holder of majority of the Endeavour Underlying Common Stock.

         3. CHOICE OF LAW. The General Corporation Law of the State of Nevada will govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Amendment will be governed by the internal law, and not the law of conflicts, of the State of Illinois.

         4. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                     [SIGNATURES APPEAR ON FOLLOWING PAGES]

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                      [SIGNATURE PAGE FOR FIRST AMENDMENT
                TO THIRD AMENDED AND RESTATED VOTING AGREEMENT]

                                CITADEL COMMUNICATIONS CORPORATION

                                By /s/ Lawrence R. Wilson
                                   -----------------------
                                Its President
                                    ----------------------

                                   /s/Lawrence R. Wilson
                                   -----------------------
                                   Lawrence R. Wilson

                                   /s/ Claire Wilson
                                   -----------------------
                                   Claire Wilson

                                   /s/ Christopher P. Hall
                                   -----------------------
                                   Christopher Hall, as Trustee pursuant to the
                                   Voting Trust Agreement referred to above

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                      [SIGNATURE PAGE FOR FIRST AMENDMENT
                TO THIRD AMENDED AND RESTATED VOTING AGREEMENT]

                                BAKER, FENTRESS & COMPANY

                                By /s/ Scott E. Smith
                                   --------------------------
                                Its Executive Vice President
                                    -------------------------

                                OPPENHEIMER & CO., INC.

                                By /s/ Matthew Maryles
                                   --------------------------
                                Its Managing Director
                                    -------------------------

                                FINOVA CAPITAL CORPORATION

                                By /s/ Matthew M. Grey
                                   --------------------------
                                Its Group Vice President
                                    -------------------------

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                      [SIGNATURE PAGE FOR FIRST AMENDMENT
                TO THIRD AMENDED AND RESTATED VOTING AGREEMENT]

                                ENDEAVOUR:

                                THE ENDEAVOUR CAPITAL FUND LIMITED PARTNERSHIP

                                By DVS Management, Inc., Its General Partner

                                By /s/ John E. von Schlegell
                                   -----------------------------
                                Its President
                                    ----------------------------

                                ENDEAVOUR CO-INVESTORS:

                                        *
                                --------------------------------
                                Joseph P. Tennant

                                THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94

                                By:      *
                                --------------------------------
                                Richard M. Schafbuch, Trustee

                                By:      *
                                --------------------------------
                                Susan P. Schafbuch, Trustee

                                BABSON CAPITAL PARTNERS LIMITED PARTNERSHIP

                                By       *
                                --------------------------------
                                Its ____________________________

                                         *
                                --------------------------------
                                Tal Johnson

                                         *
                                --------------------------------
                                Edward T. Hardy

                                         *
                                --------------------------------
                                Ralph W. McKee

                                * By: /s/ John E. von Schlegell
                                     ---------------------------
                                Name: John E. von Schlegell for DVS Management,
                                      Inc. for The Endeavour Capital Fund
                                      Limited Partnership
                                      Attorney-In-Fact

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